                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                         OF THE SECURITIES ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                APRIL 28, 1995


                              SPECTRAVISION, INC.
            (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                       1-9724                       75-2182004
     (State of Incorporation)     (Commission File Number)     (I.R.S. Employee Identification No.)


     1501 NORTH PLANO ROAD, RICHARDSON, TEXAS                        75083-0775
     (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (214) 234-2721


d-0197488.01
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ITEM 5.  OTHER EVENTS
         ------------

     Attached as Exhibit 1 is a proposed restructuring plan for SpectraVision, Inc. (the "Company") that was delivered to certain holders of the Company's 11.50% senior discount notes due 2001 and 11.65% senior subordinated reset notes due 2002 at a meeting on April 28, 1995. There can be no assurance that an agreement with the Company's creditors and other necessary parties on any proposed restructuring plan will be reached or that any proposed restructuring plan will be implemented. The terms of any restructuring plan may vary substantially from the terms contained in Exhibit 1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     Exhibit 1- Restructuring Proposal




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SPECTRAVISION, INC.




Date: April 28, 1995                     By:/s/ Richard M. Gozia
                                            ------------------------------
                                            Richard M. Gozia
                                            Executive Vice President and
                                            Chief Financial Officer